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                                                                 EXHIBIT 10



                         INDEPENDENT AUDITORS' CONSENT



We consent to the use in this Post-Effective Amendment No. 10 to Registration Statement No. 33-19293 of Presidential Variable Account One on Form N-4 of our report dated February 12, 1998 relating to Presidential Life Corporation for the year ended December 31, 1997, and to the reference to us under the heading "Independent Accountants" appearing in the Statement of Additional Information of such Registration Statement.


/s/ DELOITTE & TOUCHE LLP
-------------------------
DELOITTE & TOUCHE LLP


New York, New York
April 28, 1998
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                                                                      EXHIBIT 10

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the use in the Prospectus and Statement of Additional Information constituting part of this Registration Statement on Form N-4 for Presidential Variable Account One of Presidential Life Insurance Company, of our report dated April 22, 1998 relating to the financial statements of Presidential Variable Account One of Presidential Life Insurance Company, which appears in such Statement of Additional Information. We also consent to the reference to us under the heading of "Independent Accountants" in such Statement of Additional Information.

/s/ PRICE WATERHOUSE LLP
------------------------
PRICE WATERHOUSE LLP
Los Angeles, California
April 28, 1998